Exhibit 99.1

Company Presentation September 2008 (AMEX: PDC) www.pioneerdrlg.com

Disclaimer This presentation contains various forward-looking statements and information that are based on management's current expectations and assumptions about future events. Forward-looking statements are generally accompanied by words such as "estimate," "project," "predict," "expect," "anticipate," "plan," "intend," "seek," "will," "should," "goal," and other words that convey the uncertainty of future events and outcomes. Forward-looking information includes, among other matters, statements regarding the Company's anticipated growth, quality of assets, rig utilization rate, capital spending by oil and gas companies, production rates, the Company's growth strategy, and the Company's international operations. Although the Company believes that the expectations and assumptions reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Such statements are subject to certain risks, uncertainties and assumptions, including, among others: general and regional economic conditions and industry trends; the continued strength of the contract land drilling industry in the geographic areas where the Company operates; decisions about onshore exploration and development projects to be made by oil and gas companies; the highly competitive nature of the contract land drilling business; the Company's future financial performance, including availability, terms and deployment of capital; the continued availability of qualified personnel; changes in governmental regulations, including those relating to the environment; the political, economic and other uncertainties encountered in the Company's international operations and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Should one or more of these risks, contingencies or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected. Many of these factors have been discussed in more detail in the Company's annual report on Form 10-KT for the fiscal year ended December 31, 2007 and quarterly report on Form 10Q for the quarter ended March 31, 2008. Unpredictable or unknown factors that the Company has not discussed in this presentation or in its filings with the Securities and Exchange Commission could also have material adverse effects on actual results of matters that are the subject of the forward-looking statements. All forward-looking statements speak only as the date on which they are made and the Company undertakes no duty to update or revise any forward-looking statements. We advise our shareholders to use caution and common sense when considering our forward looking statements.

Company Overview San Antonio, Texas based land driller and oilfield services company Trades on AMEX (symbol: PDC) Market capitalization: Approximately $850 million Average daily trading volume: Approximately 650,000 shares Public float: Approximately 50 million shares Drilling Services Division - our historical core business consisting of 69 drilling rigs capable of drilling from 6,000 to 18,000 feet: (1) 4 rigs are operating in Colombia and 1 new rig is currently being marketed for further expansion. Production Services Division - created in connection with our recent acquisitions on March 1, 2008 of well services, wireline services and fishing and rental tools businesses:

Revenue (1) EBITDA (2) Contributions by Division Revenue percentages are based on revenues of $109.3 million and $43.3 million for Drilling Services and Production Services, respectively, for the quarter ended June 30, 2008. Earnings before interest, taxes, depreciation and amortization (EBITDA) percentages are based on EBITDA of $36.8 million and $16.5 million for Drilling Services and Production Services, respectively, for the quarter ended June 30, 2008.

Our Strategic Growth Plan Focus on quality, not quantity ... Focused, strategic growth Contract land drilling Production services (Well services, Wireline, Fishing and Rental Tools) Premium equipment orientation Over 80% of drilling rig fleet is new or upgraded since 2001 Most premium workover rig fleet in the U.S. Geographic diversification Broad reach in the U.S. Concentrated international operations

Recent Accomplishments International Expansion (Sept 2007) - Initiated our international expansion into Colombia. Currently operating 4 drilling rigs and marketing 1 drilling rig for further international expansion. Oilfield Services Expansion: (March 2008) Pioneer's Production Services Division was formed after our $340 million acquisitions of the production services businesses from WEDGE Companies and Competition Wireline. (August 2008) Continued expansion of the Production Services Division with a $7.8 million acquisition of Paltec, Inc. which operates 3 wireline units in the Barnett Shale in North Texas. New Credit Facility (Feb 2008) - Secured a $400 million, 5 year credit facility to finance the WEDGE acquisition and for future growth. Drilling Rig New-builds (July and Aug 2008) - Pioneer secured long-term drilling contracts for 2 new-build 1500 HP drilling rigs that are expected to work in the Bakken Shale in North Dakota.

Drilling Services Division

High Quality Asset Base One of the youngest fleets in the industry Over 80% of fleet was either built new or has been upgraded and refurbished within the last six years 37% are less than six years old Designed for efficiency and effectiveness 93% have two independently powered triplex mud pumps 90% have modern mud-cleaning systems 40% are premium electric Iron roughnecks installed on 60% of drilling rigs Topdrives on 7 drilling rigs, 4 more pending delivery

Consistent Growth Consistent growth through well timed acquisitions and new-build program Acquired 42 rigs at average of $2.9 million per rig Built 26 rigs at average cost of $8.2 million per rig (*) changed March 31 ending fiscal year to calendar year in 2007

Rigs Utilized Through the Cycle Averaged 89% utilization through the cycles since 2Q 2000 Approximately 32% of fleet currently on term contracts Source: Domestic utilization rates based on calendar years and obtained from Form 10-K, Form 10-Q reports and press releases.

International Expansion Why Colombia? Diversification into oil producing areas Strong E&P spending trend expected to continue Stable government encouraging foreign investment Current status of Colombian operations Operating 4 rigs at 100% utilization Marketing a 1500HP diesel electric rig for further international expansion Pioneer Rig 301, National 110UE, diesel-electric, 1500 HP rig operating outside the city of Neiva, Colombia.

Production Services Division

Advantages of Production Services Complementary services - well services, wireline, fishing and rental tools Less cyclical cash flow and earnings stream New platforms for growth both domestic and in international market Somewhat counter cyclical to land drilling business Premium assets with an average age of 1.2 years for workover rigs and 2.8 years for wireline units Overlapping market presence which creates cross-selling opportunities A seasoned management team, each with over 25 years of industry experience, and a proven track record of managing growth Helps optimize Pioneer's capital structure

Production Services Newbuild Program Newbuild orientation 98% of well service equipment is 550^horsepower rigs capable of working at depths of 20,000 feet Custom designed wireline units and proprietary open hole wireline tools New equipment strategy has led to gains in market share Customers prefer new equipment Young fleet attracts the best operating personnel Minimal downtime and expenses Increases efficiency and safety

Production Services Newbuild Program (Continued) Planned capex additions will result in 75 workover rigs and 55 wireline units by the end of 2008 ... Fishing & Rental Services Gross Equipment And Tools Value (At Calendar Year-end) $0.0 $2.8 $11.7 $12.9 $14.9 2004 2005 2006 2007E 2008P $0.0 $3.0 $6.0 $9.0 $12.0 $15.0 $18.0 Dollar Amounts In Millions Wireline Units And Workover Rigs (At Calendar Year-end) 0 12 24 45 55 6 20 27 55 75 2004 2005 2006 2007 2008P 0 10 20 30 40 50 60 70 80 90 Units/Rigs Wireline Units Workover Rigs Information for the years 2004 to 2007 represents workover rig and wireline unit counts and fishing and rental tool inventory values when the Production Services business was owned by WEDGE group.

Production Services Locations Geographic footprint that compliments Drilling Services Division ... Well Services (66 workover rigs) Wireline Services (54 wireline units) Fishing and Rental Tools Services ($14 million equipment)

Quality Management Team

Experienced Management Team Wm. Stacy Locke - President and Chief Executive Officer Joined Pioneer as President in 1995 B.A. in Geology and MBA in Finance Seven years experience in investment banking Six years experience as exploration geologist F.C. "Red" West - President of Drilling Service Division 45 years experience in the drilling services industry Supervised the drilling of over 7,000 wells Joe Eustace - President of Production Services Division Joined WEDGE in 2004 as President of WEDGE Oil and Gas Services Served as Group Vice President for Key Energy Services from 1998 - 2004 Served as VP of Operations for Dawson Production Services from 1982 until acquired by Key Energy Services in 1998

Experienced Management Team (continued) Left to Right: Donald Lacombe, Senior Vice President of Drilling Services Division - Marketing and Red West, Executive Vice President and President of Drilling Services Division. Left to Right: Joe Freeman, Vice President of Well Services, Mark Gjorvig, Vice President of Wireline Services, Joe Eustace, Executive Vice President of Production Services, Randy Watson, Vice President of Fishing and Rental Services. Drilling Services Division Production Services Division

Financial Overview

Historical Financial Performance Revenue 2003 - 2008 EBITDA(3) 2003 - 2008 FY 2003 - FY 2007 data based on Company fiscal years ended March 31. Due to the change in fiscal year end from March 31 to December 31, FY Dec 2007 information represents the nine month fiscal year ended December 31, 2007. YTD Jun 2008 data represents the six months ended June 30, 2008. See page 23 for EBITDA reconciliation. 9 Mo.s 6 Mo.s 9 Mo.s 6 Mo.s ------------------------ 12 Mo.s ----------------------- -------------------------- 12 Mo.s -------------------------

Capital Expenditure Summary (1) Due to change in fiscal year end from March 31 to December 31 that was effective December 31, 2007, Pioneer had a nine month fiscal year ended December 31, 2007. ($ in thousands)

Reconciliation of EBITDA to Net Income ($ in Millions) (1) Due to change in fiscal year end from March 31 to December 31 that was effective December 31, 2007, Pioneer had a nine month fiscal year ended December 31, 2007.